                                                                    Exhibit 99.2

Dime Bancorp, Inc.                                                   [DIME LOGO]

                                 Acquisition of



North American Mortgage Company   [NORTH AMERICAN
                                   MORTGAGE COMPANY LOGO]


                                 June 23, 1997

                          FORWARD LOOKING INFORMATION
--------------------------------------------------------------------------------
This presentation contains estimates of future operating results for both Dime Bancorp, Inc. ("Dime") and North American Mortgage Company ("North American") on a stand-alone and pro forma combined basis and estimates of financial condition and cost savings on a combined basis. These estimates constitute forward-looking statements (within the meaning of the Private Securities Litigation Reform Act of 1996), which involve significant risks and uncertainties. Actual results may differ materially from the results discussed in these forward-looking statements. Factors that might cause such a difference include, but are not limited to, the following: (1) expected cost savings from the acquisition may not be fully realized or realized within the expected time frame; (2) revenues following the proposed acquisition may be lower than expected; (3) costs or difficulties related to the integration of the businesses of Dime and North American may be greater than expected; (4) changes in the interest rate environment may reduce interest margins; and (5) general economic conditions, either nationally or in the states in which the combined company will be concentrated, may be less favorable than expected. Further information which could affect the financial results of Dime after the proposed merger is discussed in Dime's Reports on Form 10-K for the period ended December 31, 1996 and Form 10-Q for the period ended March 31, 1997 and Forms 8-K as of April 23, 1997, April 25, 1997, May 9, 1997 and June 16, 1997, as filed with the Securities and Exchange Commission, to which reports reference is hereby made.

                              TRANSACTION SUMMARY
--------------------------------------------------------------------------------

* Status:                               Definitive agreement signed

* Acquired Company:                     North American Mortgage Company (NYSE:NAC)
                                          - Headquartered in Santa Rosa, CA;
                                          - 107 offices servicing 31 states
                                          - $9.5 billion loan production in 1996
                                          - $12.5 billion servicing portfolio at 3/31/97


* Consideration:                        100% common stock

* Fixed Exchange Ratio:                 1.37x DME shares per NAC share

* Implied Value per NAC share:(a)       $26.03

* Total Value:                          $374 million(b)

* Caps/Collars:                         none

* Accounting/Tax Treatment:             Purchase/tax-free exchange

* Estimated Closing:                    4th quarter 1997

* Termination Fee:                      $15.0 million

* Proposed Share-buyback:               6.9 million shares (approx. 35% of shares to be issued)

* Walkaway Provision:                   two-step test (down 20% in absolute and versus index)


(a) Based on Dime's closing stock price of $19.00 on 6/20/97.

(b) Value of North American shares and options at Exchange Ratio less cash-in value of the options

                              VALUATION PARAMETERS
--------------------------------------------------------------------------------
Premium to Market (30 day average)                         27.2%

Price to 1997 EPS (IBES)                                   10.0x

Price to 1998 EPS (IBES)                                    8.4x

Price to 3/31/97 Stated Book Value                         1.79x


Price based on 1.37 Exchange Ratio and Dime stock price based on June 20, 1997 close of $19.00.

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
* Immediately Accretive to Earnings Per Share

                        1998    1999
                        ----    ----
GAAP REPORTED EPS        2.0%    7.3%

CASH EPS                 7.4%   12.0%

* Increases fee income to 45% of Dime's revenue(a)

* Purchase accounting maximizes capital flexibility

  - Share repurchase program of up to 6.9 million shares

  - Capital ratios remain strong

(a) Based on 1998 projections.

                           DIME'S CORPORATE STRATEGY
--------------------------------------------------------------------------------
   MORTGAGE BANKING                                 CONSUMER FINANCIAL SERVICES
Originations/Servicing                                  Deposits/Insurance/
                                                        Securities Brokerage


                        * SUPER-COMMUNITY BANK IN
                          GREATER NY AREA

                        * HIGH PERFORMANCE MORTGAGE
                          BANKING AND CONSUMER FINANCIAL
                          SERVICES IN SELECT MARKETS



 COMMERCIAL REAL ESTATE        BUSINESS BANKING             CONSUMER LENDING
Multifamily/Commercial    Deposits/Services/Lending      Home Equity/Personal

DIME'S MORTGAGE BANKING STRATEGY
------------------------------------------------------------------------

GOAL: DEVELOP A HIGH-PERFORMING MORTGAGE BANKING BUSINESS

* Manage originations and servicing to:
  - produce quality loans for Dime portfolio
  - generate fee income from production and servicing

* Build an origination network that is:

  - geographically diverse
  - multi-channel/multi-product
  - a low cost producer

* Run a "best practices" servicing platform

NORTH AMERICAN MORTGAGE COMPANY
-------------------------------------------------------------

* Nationwide origination franchise

* $9.5 billion in total originations in 1996

* Balanced national originator
  - 60/40 - Wholesale/Retail

* Experienced high quality management and "field" professionals

* Strong technology infrastructure

* Innovative business expansion: telemarketing, affinity lending, insurance

* Growing sub-prime lending business without significant credit risk

                          NORTH AMERICAN'S ORIGINATION
                                  COMPOSITION

LOAN PRODUCTION BY STATE


California             32.3%
Other                  30.2%
Texas                   6.8%
Minnesota               5.1%
Florida                 4.6%
Arizona                 4.3%
Virginia                3.5%
Massachusetts           3.4%
Ohio                    3.3%
Oregon                  3.3%
Colorado                3.3%


LOAN PRODUCTION BY SOURCE

Wholesale              57.6%
Retail                 36.9%
Telemarketing           5.5%


Source: North American Mortgage Company's 10-K for the period ended December 31, 1996.

                                DUE DILIGENCE REVIEW

------------------------------------------------------------------------------

        -- Extensive effort led by functional team leaders
           - Finance/Audit/Legal
           - Production
           - Servicing
           - Credit
           - Human Resources
           - 54 staff on site in Santa Rosa
           - 88+ man weeks

                           COMPLEMENTARY BUSINESS MIX



                                        DIME      NORTH       COMBINED
                                                 AMERICAN
----------------------------------------------------------------------

GEOGRAPHICALLY DIVERSE                              X             X
MULTI-CHANNEL
  Retail                                 X          X             X
  Broker                                 X          X             X
  Correspondent                          X                        X
MULTI-PRODUCT
  Conforming                             X          X             X
  Jumbo                                  X          X             X
  FHA/VA                                 X          X             X
  Sub-prime                                         X             X
PRODUCT OUTLET
  Third Party Investors                  X          X             X
  Dime Portfolio                         X                        X
TOP 10 IN ORIGINATIONS                                            X
CRITICAL MASS IN SERVICING                                        X
COST EFFECTIVE INTEGRATED TECHNOLOGY
  Originations                                      X             X
  Servicing                              X          X             X
  Mortgage Bank Infrastructure                      X             X

                   COMBINED MORTGAGE AND SATELLITES FRANCHISE
                                Offices by State
  ---------------------------------------------------------------------------

                            [MAP OF UNITED STATES]


Alabama
Arizona (11)
Arkansas
California (39)
Colorado (4)
Connecticut (1)
Delaware (1)
Florida (7)
Georgia (11)
Hawaii (3)
Idaho (3)
Illinois (8)
Indiana (1)
Iowa
Kansas (2)
Kentucky
Louisiana (3)
Maine (1)
Maryland (11)
Massachusetts (9)
Michigan (7)
Minnesota (4)
Mississippi
Missouri (3)
Montana
Nebraska
Nevada (9)
New Hampshire (1)
New Jersey (2)
New Mexico (9)
New York (2)
North Carolina (1)
North Dakota
Ohio (4)
Oklahoma
Oregon (7)
Pennsylvania (5)
Rhode Island (1)
South Carolina
South Dakota
Texas (12)
Tennessee (1)
Utah (1)
Vermont
Virginia (11)
Washington (7)
West Virginia
Wisconsin (2)
Wyoming


Dime Stand Alone Offices: 32.  Pro Forma Offices and Satellites: (204).

                           Top Tier Mortgage Business
--------------------------------------------------------------------------------

                                             NORTH           DIME
                                           AMERICAN        MORTGAGE     COMBINED
--------------------------------------------------------------------------------
Total Originations (1Q 97)                 $2.0 b           $0.5 b       $2.5 b

  Rank                                       #11           not ranked      #10
--------------------------------------------------------------------------------
Retail Originations (1Q 97)                $0.9 b           $0.2 b       $1.1 b

  Rank                                       #12           not ranked      #8

  % of total originations                    45%              28%          41%
--------------------------------------------------------------------------------
Servicing Portfolio (3/31/97)              $12.5 b          $17.5 b      $30.0 b

  Rank                                     not ranked         #30          #21
--------------------------------------------------------------------------------

Source: Inside Mortgage Finance.

                                    RANKING
================================================================================

MORTGAGE ORIGINATORS

                                                 LTM     MARKET
RANK            ORIGINATOR                      VOLUME    SHARE
---------------------------------------------------------------
 1     Norwest Mortgage                         $50.17     6.3%
 2     Countrywide Home Loans                    37.18     4.7
 3     Chase Manhattan Mortgage Holdings         36.36     4.6
 4     HomeSide Lending                          21.36     2.7
 5     Washington Mutual(c)                      19.11     2.4
 6     Fleet Mortgage Group                      17.33     2.2
 7     BankAmerica                               14.64     1.8
 8     NationsBanc & Affiliates                  11.97     1.5
       -------------------------------------------------------
       DIME BANCORP,INC. PRO FORMA(d)            11.75     1.5
       -------------------------------------------------------
 9     Standard Federal Bank                     10.52     1.3
10     FT Mortgage Companies                      9.21     1.2
11     Resource Bancshares Mtg.                   9.05     1.1
       -------------------------------------------------------
12     NORTH AMERICAN MORTGAGE                    9.02     1.1
       -------------------------------------------------------
13     PHH Mortgage Services                      7.95     1.0
14     Golden West Financial                      6.72     0.8
15     GE Capital Mortgage Services               6.11     0.8
16     Flagstar Bank                              6.05     0.8
17     Principal Residential Mortgage             5.96     0.8
18     PNC Mortgage Corp                          5.46     0.7
19     Accubanc Mortgage                          5.24     0.7
20     First Union Mortgage                       5.01     0.6

       -------------------------------------------------------
       DIME BANCORP, INC.                        $2.73     0.3
       -------------------------------------------------------

       Total Mortgage Originations (est.)      $793.91

(c) Washington Mutual pro forma for the pending acquisition of Great Western Financial.
(d) Dime Bancorp, Inc. pro forma for North American Mortgage Company's LTM originations.

Source: Inside Mortgage Finance & Origination News



MORTGAGE SERVICERS

                                                 PORTFOLIO  MARKET
RANK            SERVICER                            SIZE     SHARE
------------------------------------------------------------------
 1     Norwest Mortgage                           $184.55     4.7%
 2     Chase & Affiliates                          160.50     4.1
 3     Countrywide Home Loans                      155.50     3.9
 4     Fleet Mortgage Group                        119.63     3.0
 5     NationsBanc & Affiliates                    118.67     3.0
 6     GE Capital Mortgage Corp.                   104.62     2.7
 7     Washington Mutual(a)                         89.72     2.3
 8     Homeside Lending                             89.45     2.3
 9     BankAmerica                                  87.72     2.2
10     Mellon Mortgage                              63.31     1.6
11     First Nationwide Mortgage Corp.              58.49     1.5
12     GMAC Mortgage Group                          53.80     1.4
13     First Union Mortgage Corp.                   51.56     1.3
14     H.F. Ahmanson & Co.                          48.13     1.2
15     PNC Mortgage Corp                            40.90     1.0
16     Capstead Mortgage                            38.82     1.0
17     Citicorp Mortgage Inc. & Affiliates          38.70     1.0
18     Wells Fargo Bank                             36.15     0.9
19     Prudential Insurance Co. of America          31.80     0.8
20     Golden West Fin. Corp                        30.95     0.8

-----------------------------------------------------------------
21     DIME BANCORP, INC. PRO FORMA(b)              30.04     0.8
30     DIME BANCORP, INC.                           17.54     0.4
-----------------------------------------------------------------

       1-4 Family Mortgages Outstanding (est.)  $3,940.54

(a) Washington Mutual pro forma for the pending acquisition of Great Western Financial.
(b) Dime Bancorp, Inc. pro forma for North American Mortgage Company's servicing portfolio of $12.5 billion at March 31, 1997.

Source: Inside Mortgage Finance

                              FINANCIAL HIGHLIGHTS

===============================================================================


* Accretion to be achieved through:

  - Estimated cost savings of $18.8 million, pre-tax

  - Scale benefits in servicing and production

  - Enhanced spread income

  - Improved utilization of escrow balances

  - Lower funding costs


* One time restructuring charge of $31.1 million, after-tax


- Includes $19.4 million in capitalized charges and $11.7 million in current expenses.

                            ATTRACTIVE EPS ACCRETION

===============================================================================

($ in millions, except per share data)

                                                1997P           1998P           1999P
                                                -----           -----           -----
Dime Estimated Net Income(a)                    $133.6          $155.2          $173.9
North American Estimated Net Income(b)             4.3            26.2            35.1
                                                --------------------------------------
  Total Estimated Net Income                     137.9           181.4           209.0
Cost Savings and Revenue Enhancements              1.8            15.2            21.4
Hedge Costs                                       (0.9)           (5.2)           (7.4)
Incremental Amortization                          (2.5)          (10.2)          (10.2)
Cost of Buyback                                   (1.0)           (4.0)           (4.0)
Non-Recurring Charge                             (11.7)             --              --
--------------------                            --------------------------------------
Pro Forma Net Income                            $123.6(c)       $177.2          $208.8
                                                 135.0(d)

Stand Alone EPS(a)                               $1.26            $1.46          $1.64
Pro Forma EPS                                     1.13(c)          1.49           1.75
                                                  1.24(d)

% Accretion/(Dilution)                            (1.4)%(b)         2.0%           7.3%
% EPS Growth                                        --             20.2           17.5
% Cash EPS Accretion/(Dilution)                    5.4              7.4           12.0


(a) Based upon IBES estimates.
(b) Dime Bancorp estimates.
(c) Includes $11.7 m in after-tax non-recurring charge.
(d) Excludes $11.7 m in after-tax non-recurring charge.

                             SYNERGIES AND REVENUE
                                  ENHANCEMENTS
  ---------------------------------------------------------------------------


                                            1998P(a)                        1999P(a)
                                     ----------------------------------------------------
Cost Savings
  Administration                             $7.1                            $7.6

  Servicing                                   3.6                             5.0

Revenue Enhancements
  Funding Benefits                            3.0                             3.7

  Additional Portfolio NII                    1.5                             5.1
                                     ----------------------------------------------------

Total                                       $15.2                           $21.4


(a) after-tax dollars in millions

                            FINANCIAL IMPACT TO DIME
--------------------------------------------------------------------------------

                                                                             PROJECTED
                                                                -------------------------------------
                                                                    PRO FORMA WITH NORTH AMERICAN
                                                1ST QUARTER     -------------------------------------
                                                DIME 3/31       1997P          1998P          1999P
-----------------------------------------------------------------------------------------------------
Return on Average Assets                          0.69%          0.69%          0.77%          0.82%

Return on Average Common Equity                   12.7           12.4           12.6           13.1

Cash Return on Avg. Tang. Common Eq.              12.9           14.9           15.7           15.7

Fee Income/Revenue                                19.1           28.7           45.5           45.9

Tangible Common Equity/Assets                     5.66(b)        5.20           5.37           5.80

Bank Leverage Capital                             6.32(b)        6.00           5.75           6.05

Double Leverage                                  111.3(b)       113.0          106.2          103.8

Tangible Book Value per Share                    $9.92(b)       $9.71         $11.24         $13.16
----------------------------------------------------------------------------------------------------


(a) Income statement figures exclude effect of one-time charge.

(b) Pro Forma adjusted for BFS and Stock Buyback: Tangible Common
    Equity/Assets of 5.14%, Bank Leverage Capital of 6.11%, Double Leverage of 114.7% and F.D. Tangible Book Value per Share of $9.27.

                       MORTGAGE BANK CORPORATE STRUCTURE
--------------------------------------------------------------------------------
Ownership:              Wholly-owned Subsidiary of Dime Savings Bank

Operating Name:         North American nationally, Dime in selected markets

Headquarters:           Tampa, FL

Management:             Fred Koons - Chairman/Chief Executive Officer

                        Terry Hodel - Vice Chairman

                        Rich Mirro - President/Chief Operating Officer

Origination:            107 offices serving 31 states

Servicing Center:       Albion, New York

                           STRATEGIC BUSINESS HIGHLIGHTS

--------------------------------------------------------------------------------

*       Accelerates positioning of Dime's mortgage banking business
        - National presence
        - Balanced multi-product/multi-channel capability
        - Experienced mortgage banking management team
        - Economies of scale in origination and servicing
        - Balanced weighting of originations and servicing
        - Profitable sub-prime lending without significant credit risk

*       Enhances opportunities in related business (e.g. insurance, HELOC)

* Adds effective technology: highly integrated servicing, production and management information systems.

                                    SUMMARY
-----------------------------------------------------------------------------
- Acquisition consistent with stated strategy

- Strengthens key business

- Improves risk profile

- Accelerates transition to consumer bank

- Accretive to both reported EPS and cash EPS